Exhibit 99.1

Investors May Contact:
Stacey Yonkus Director, Investor Relations
(212) 885-2512
investor@asburyauto.com

Reporters May Contact:
Tom Pratt
RFBinder Partners
(212) 994-7563
Tom.Pratt@RFBinder.com

Asbury Automotive Group Reports Second Quarter Financial Results

Income from Continuing Operations Increases 14%

SG&A as a Percent of Gross Profit Improves 140 Basis Points

New York, NY, July 27, 2006 — Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the second quarter and six months ended June 30, 2006.

Income from continuing operations for the second quarter increased 14% to $19.4 million, or $0.58 per diluted share, from $17.1 million, or $0.52 per diluted share, in last year’s second quarter.  Results for this year’s second quarter include non-operating one-time items that added $0.04 per diluted share.  This year’s second quarter also includes a stock-based compensation charge of approximately $0.02 per diluted share.  Excluding these items, second quarter income from continuing operations improved 10% to $18.8 million, or $0.56 per diluted share.

For the first six months of 2006, income from continuing operations was $33.0 million, or $0.98 per diluted share, up 23% from $26.9 million, or $0.82 per diluted share, in the corresponding period last year.  Results for the 2006 period include non-operating one-time items that added $0.03 per diluted share.  This year’s results also include a stock-based compensation charge of approximately $0.04 per diluted share.  Results for the first half of 2005 include after-tax costs of  approximately $0.07 per diluted share related to the Company’s regional restructuring.  Excluding these items from our 2006 and 2005 results, income from continuing operations improved 15% for the first half of 2006 to $33.3 million, or $0.99 per diluted share.

Additional financial highlights for the second quarter of 2006, as compared to last year’s second quarter, included:

•                  Total revenue for the quarter was approximately $1.5 billion, up 7%.  Total gross profit was $228.8 million, up 9%.

•                  Same-store retail revenue and gross profit (excluding fleet and wholesale businesses) were up 7% and 9%, respectively.

•                  New vehicle retail revenue increased 6% (5% same-store), and unit sales increased 3% (2% same-store).  New vehicle retail gross profit rose 6% (4% same-store).

•                  Used vehicle retail revenue (total and same-store) increased 11%  and unit sales (total and same-store) increased 6%.  Used vehicle retail gross profit (total and same-store) increased 20%.

•                  Parts, service and collision repair (fixed operations) revenue increased 9% (8% same-store), and gross profit increased 8% (total and same-store).

•                  Net finance and insurance (F&I) revenue was up 11% (10% same-store).  Excluding a one-time gain on the sale of the remaining interest in variable profits on a pool of extended service contracts, net F&I revenue rose 2% (1% same-store).  F&I per vehicle retailed (PVR) increased 6% to $966, while dealership-generated F&I PVR was flat at $875.

•                  Selling, general and administrative (SG&A) expenses as a percentage of gross profit were 75.1% for the quarter, a 140 basis point improvement compared with 76.5% a year ago.

President and CEO Kenneth B. Gilman said, “I am pleased to report that Asbury delivered solid financial results again in the second quarter, despite the lackluster industry environment for new car sales.  Our used vehicle and fixed operations continue to benefit from the focused investments we’ve made in those businesses over the last few years.  We also again outperformed the industry in new vehicle unit sales, thanks to our strong brand mix.  In addition, our ongoing cost-reduction efforts are helping to offset some of the impact of higher interest rates.”

J. Gordon Smith, Senior Vice President and CFO, said, “Asbury’s SG&A expenses for the second quarter improved by 140 basis points as a percentage of gross profit.  Asbury’s overall results include an after-tax gain of $2.1 million on the sale of Asbury’s remaining interest in variable profits on a pool of extended service contracts, and an after-tax charge of $0.9 million related to the Company’s recent abandonment of strategic projects.  We continue to realize cost savings from our regional reorganization in 2005 and benefited from the further leveraging of our fixed cost structure.  Our more strategic approach to advertising is also delivering substantial savings, as advertising expense again declined, approximately 10% on a PVR basis.  In addition, we have identified cost reduction opportunities as we continue to standardize our back office systems.  For example, we are in the process of consolidating Asbury’s three dealer management systems (DMS) to a single technology vendor .”

Mr. Gilman continued, “I am particularly pleased to report the standout performance of our West region during the quarter, which delivered growth across all four of their business lines. Of particular note, our investments in two new Honda stores in Texas and Southern California are beginning to pay dividends. In my view, a significant amount of potential remains in our

West region, with an expectation of continued improvements over the next two years.”

Commenting on earnings guidance for 2006, the Company increased its guidance to a range of $1.82 and $1.87 for diluted earnings per share from continuing operations, including the expected $0.10 per share impact of the new accounting rules governing the expensing of stock-based compensation.

Asbury will host a conference call to discuss its second quarter results this morning at 10:00 a.m. Eastern Time.  The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com.  In addition, a live audio of the call will be accessible to the public by calling (800) 289-0730 (domestic), or (913) 981-5509 (international); no access code is necessary.  Callers should dial in approximately 5 to10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc., headquartered in New York City, is one of the largest automobile retailers in the U.S., with 2005 revenue of approximately $5.5 billion.  Built through a combination of organic growth and a series of strategic acquisitions, the Company currently operates 87 retail auto stores, encompassing 120 franchises for the sale and servicing of 33 different brands of American, European and Asian automobiles.  Asbury believes that its product mix contains a higher proportion of the more desirable luxury and mid-line import brands than most public automotive retailers.  The Company offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements relating to goals, plans, projections and guidance regarding the Company’s financial position, results of operations, market position, product development, pending and potential future acquisitions and business strategy. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the Company’s relationships with vehicle manufacturers and other suppliers which could cause, among other things, acquisitions under contract or letters of intent to fail, risks associated with the Company’s indebtedness, risks related to pending and potential future acquisitions, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally and governmental regulations and legislation. There can be no guarantees that the Company’s plans for future operations will be successfully implemented or that they will prove to be commercially successful. These and other risk factors are discussed in the Company’s annual report on Form 10-K and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Asbury Automotive Group, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2006	2005	2006	2005
REVENUES:
New vehicle	$918,116	$872,308	$1,739,153	$1,643,577
Used vehicle	384,561	348,416	742,667	668,872
Parts, service and collision repair	172,036	157,999	341,924	309,672
Finance and insurance, net	43,224	39,064	78,844	74,554
Total revenues	1,517,937	1,417,787	2,902,588	2,696,675

COST OF SALES:
New vehicle	854,390	812,339	1,617,630	1,530,845
Used vehicle	349,923	318,479	675,102	610,233
Parts, service and collision repair	84,842	77,510	169,744	151,641
Total cost of sales	1,289,155	1,208,328	2,462,476	2,292,719

GROSS PROFIT	228,782	209,459	440,112	403,956

OPERATING EXPENSES:
Selling, general and administrative	171,715	160,185	337,364	318,552
Depreciation and amortization	5,113	4,768	10,088	9,460
Income from operations	51,954	44,506	92,660	75,944

OTHER INCOME (EXPENSE):
Floor plan interest expense	(11,239)	(7,458)	(20,401)	(13,988)
Other interest expense	(11,139)	(10,269)	(22,043)	(19,869)
Interest income	1,021	171	1,748	435
Other income, net	481	332	825	441
Total other expense, net	(20,876)	(17,224)	(39,871)	(32,981)
Income before income taxes	31,078	27,282	52,789	42,963

INCOME TAX EXPENSE	11,654	10,231	19,796	16,111
INCOME FROM CONTINUING OPERATIONS	19,424	17,051	32,993	26,852

DISCONTINUED OPERATIONS, net of tax	(420)	(1,065)	(1,436)	(1,225)
NET INCOME	$19,004	$15,986	$31,557	$25,627

BASIC EARNINGS PER COMMON SHARE:
Continuing operations	$0.59	$0.52	$1.00	$0.82
Discontinued operations	(0.02)	(0.03)	(0.04)	(0.03)
Net income	$0.57	$0.49	$0.96	$0.79

DILUTED EARNINGS PER COMMON SHARE:
Continuing operations	$0.58	$0.52	$0.98	$0.82
Discontinued operations	(0.02)	(0.03)	(0.04)	(0.04)
Net income	$0.56	$0.49	$0.94	$0.78

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	33,077	32,604	33,000	32,596
Diluted	33,709	32,725	33,680	32,753

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended June 30,				Same Store for the Three Months Ended June 30,
	2006		2005		2006		2005

RETAIL VEHICLES SOLD:
New retail units	28,329	63.3%	27,449	64.0%	27,986	63.0%	27,449	64.0%
Used retail units	16,414	36.7%	15,425	36.0%	16,414	37.0%	15,425	36.0%
Total retail units	44,743	100.0%	42,874	100.0%	44,400	100.0%	42,874	100.0%

REVENUE:
New retail	$887,068	58.4%	$838,985	59.2%	$876,954	58.2%	$838,985	59.2%
Used retail	295,268	19.5%	265,220	18.7%	295,268	19.6%	265,220	18.7%
Parts, service and collision repair	172,036	11.3%	157,999	11.1%	170,753	11.3%	157,999	11.1%
Finance and insurance, net	43,224	2.8%	39,064	2.8%	42,932	2.9%	39,064	2.8%
Total retail revenue	1,397,596		1,301,268		1,385,907		1,301,268

Fleet	31,048	2.0%	33,323	2.4%	30,639	2.0%	33,323	2.4%
Wholesale	89,293	6.0%	83,196	5.8%	89,293	6.0%	83,196	5.8%
Total revenue	$1,517,937	100.0%	$1,417,787	100.0%	$1,505,839	100.0%	$1,417,787	100.0%

GROSS PROFIT:
New retail	$62,466	27.3%	$59,140	28.2%	$61,762	27.2%	$59,140	28.2%
Used retail	35,897	15.7%	29,818	14.2%	35,897	15.8%	29,818	14.2%
Parts, service and collision repair	87,194	38.1%	80,489	38.4%	86,527	38.1%	80,489	38.4%
Finance and insurance, net	43,224	18.9%	39,064	18.6%	42,932	18.9%	39,064	18.6%
Total retail gross profit	228,781		208,511		227,118		208,511

Fleet	1,260	0.6%	829	0.4%	1,240	0.5%	829	0.4%
Wholesale	(1,259)	(0.6)%	119	0.2%	(1,259)	(0.5)%	119	0.2%
Total gross profit	$228,782	100.0%	$209,459	100.0%	$227,099	100.0%	$209,459	100.0%

Adjusted gross profit	$225,382		$209,459		$223,699		$209,459

Adjusted SG&A expenses	$169,371		$160,185		$168,537		$160,185

Adjusted SG&A expenses as a percentage of adjusted gross profit	75.1%		76.5%		75.3%		76.5%

REVENUE PER VEHICLE RETAILED:
New retail	$31,313		$30,565		$31,335		$30,565
Used retail	17,989		17,194		17,989		17,194

GROSS PROFIT PER VEHICLE RETAILED:
New retail	$2,205		$2,155		$2,207		$2,155
Used retail	2,187		1,933		2,187		1,933
Finance and insurance, net	966		911		967		911
Dealership generated finance and insurance, net	875		879		875		879

GROSS PROFIT MARGIN:
New retail	7.0%		7.0%		7.0%		7.0%
Used retail	12.2%		11.2%		12.2%		11.2%
Parts, service and collision repair	50.7%		50.9%		50.7%		50.9%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in thousands, except per vehicle data)

(Unaudited)

	As Reported for the Six Months Ended June 30,				Same Store for the Six Months Ended June 30,
	2006		2005		2006		2005

RETAIL VEHICLES SOLD:
New retail units	52,887	62.4%	50,934	63.0%	51,911	62.1%	50,934	63.0%
Used retail units	31,904	37.6%	29,926	37.0%	31,675	37.9%	29,926	37.0%
Total retail units	84,791	100.0%	80,860	100.0%	83,586	100.0%	80,860	100.0%

REVENUE:
New retail	$1,658,049	57.1%	$1,563,516	58.0%	$1,630,973	56.9%	$1,563,516	58.0%
Used retail	565,414	19.5%	503,825	18.7%	561,891	19.6%	503,825	18.7%
Parts, service and collision repair	341,924	11.8%	309,672	11.5%	338,566	11.8%	309,672	11.5%
Finance and insurance, net	78,844	2.7%	74,554	2.8%	77,785	2.7%	74,554	2.8%
Total retail revenue	2,644,231		2,451,567		2,609,215		2,451,567

Fleet	81,104	2.8%	80,061	3.0%	80,285	2.8%	80,061	3.0%
Wholesale	177,253	6.1%	165,047	6.0%	176,373	6.2%	165,047	6.0%
Total revenue	$2,902,588	100.0%	$2,696,675	100.0%	$2,865,873	100.0%	$2,696,675	100.0%

GROSS PROFIT:
New retail	$119,441	27.1%	$111,344	27.6%	$117,604	27.0%	$111,344	27.6%
Used retail	68,415	15.5%	57,429	14.2%	67,922	15.6%	57,429	14.2%
Parts, service and collision repair	172,180	39.1%	158,031	39.1%	170,456	39.2%	158,031	39.1%
Finance and insurance, net	78,844	17.9%	74,554	18.5%	77,785	17.9%	74,554	18.5%
Total retail gross profit	438,880		401,358		433,767		401,358

Fleet	2,082	0.5%	1,388	0.3%	2,069	0.5%	1,388	0.3%
Wholesale	(850)	(0.1)%	1,210	0.3%	(883)	(0.2)%	1,210	0.3%
Total gross profit	$440,112	100.0%	$403,956	100.0%	$434,953	100.0%	$403,956	100.0%

Adjusted gross profit	$436,712		$403,956		$431,553		$403,956

Adjusted SG&A expenses	$333,410		$314,986		$330,574		$314,986

Adjusted SG&A expenses as a percentage of adjusted gross profit	76.3%		78.0%		76.6%		78.0%

REVENUE PER VEHICLE RETAILED:
New retail	$31,351		$30,697		$31,419		$30,697
Used retail	17,722		16,836		17,739		16,836

GROSS PROFIT PER VEHICLE RETAILED:
New retail	$2,258		$2,186		$2,265		$2,186
Used retail	2,144		1,919		2,144		1,919
Finance and insurance, net	930		922		931		922
Dealership generated finance and insurance, net	870		890		870		890

GROSS PROFIT MARGIN:
New retail	7.2%		7.1%		7.2%		7.1%
Used retail	12.1%		11.4%		12.1%		11.4%
Parts, service and collision repair	50.4%		51.0%		50.3%		51.0%

Asbury Automotive Group, Inc.

Selected Data

(In thousands)

	As of	As of
	June 30, 2006	December 31, 2005
	(Unaudited)
BALANCE SHEET HIGHLIGHTS:
Cash and cash equivalents	$89,097	$57,194
Inventories	779,817	709,791
Total current assets	1,230,970	1,185,180
Floor plan notes payable	657,328	614,382
Total current liabilities	841,092	838,226

CAPITALIZATION:
Long-term debt (including current portion)	$497,000	$496,949
Stockholders’ equity	587,630	547,766
Total	$1,084,630	$1,044,715

ASBURY AUTOMOTIVE GROUP, INC.
SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION
(In thousands, except vehicle and per vehicle data)
(Unaudited)

The Company evaluates F&I gross profit performance on a per vehicle retailed (“PVR”) basis by dividing total F&I gross profit by the number of retail vehicles sold.  During 2003, the Company renegotiated a contract with a third party finance and insurance product provider, which resulted in the recognition of income in 2006 and 2005 that was not attributable to retail vehicles sold during 2006 and 2005 (referred to as “corporate generated F&I gross profit”).  During the second quarter of 2006, the Company decided to sell its remaining interest in the pool of extended service contracts which had been the source of its corporate generated F&I gross profit, which resulted in the recognition of a $3.4 million gain on the sale (“corporate generated F&I gain”).  The Company believes that dealership generated F&I PVR, which excludes the additional amounts derived from contracts negotiated by the corporate office, provides a more accurate measure of the Company’s finance and insurance operating performance.  The following table reconciles F&I gross profit to dealership generated F&I gross profit, and provides the necessary components to calculate dealership generated F&I gross profit PVR.

	As Reported for the Three Months Ended June 30,		Same Store for the Three Months Ended June 30,
	2006	2005	2006	2005
RECONCILIATION OF FINANCE AND INSURANCE GROSS PROFIT TO DEALERSHIP GENERATED FINANCE AND INSURANCE GROSS PROFIT:
F&I gross profit	$43,224	$39,064	$42,932	$39,064
Less: corporate generated F&I gross profit	(692)	(1,367)	(692)	(1,367)
Less: corporate generated F&I gain	(3,400)	—	(3,400)	—
Dealership generated F&I gross profit	$39,132	$37,697	$38,840	$37,697

RETAIL VEHICLES SOLD:
New retail units	28,329	27,449	27,986	27,449
Used retail units	16,414	15,425	16,414	15,425
Total retail units	44,743	42,874	44,400	42,874
F&I gross profit PVR	$966	$911	$967	$911
Dealership generated F&I gross profit PVR	$875	$879	$875	$879

	As Reported for the Six Months Ended June 30,		Same Store for the Six Months Ended June 30,
	2006	2005	2006	2005
RECONCILIATION OF FINANCE AND INSURANCE GROSS PROFIT TO DEALERSHIP GENERATED FINANCE AND INSURANCE GROSS PROFIT:
F&I gross profit	$78,844	$74,554	$77,785	$74,554
Less: corporate generated F&I gross profit	(1,685)	(2,570)	(1,685)	(2,570)
Less: corporate generated F&I gain	(3,400)	—	(3,400)	—
Dealership generated F&I gross profit	$73,759	$71,984	$72,700	$71,984

RETAIL VEHICLES SOLD:
New retail units	52,887	50,934	51,911	50,934
Used retail units	31,904	29,926	31,675	29,926
Total retail units	84,791	80,860	83,586	80,860
F&I gross profit PVR	$930	$922	$931	$922
Dealership generated F&I gross profit PVR	$870	$890	$870	$890

The Company’s operating income was impacted by (i) the adoption of Statement of Financial Accounting Standards No. 123R (“SFAS 123R”), (ii) its decision to issue restricted stock units instead of stock options, (iii) the sale of its remaining interest in a pool of extended service contracts, and (iv) its decision to abandon certain strategic projects during the three and six months ended June 30, 2006; and expenses related to our regional reorganization during the six months ended June 30, 2005. Effective January 1, 2006, The Company has adopted SFAS 123R under the modified prospective transition method and therefore has recorded stock compensation expense under the fair value method for the three and six months ended June 30, 2006. Prior to January 1, 2006, stock compensation expense was recorded under the intrinsic value method.

	As Reported for the Three Months Ended June 30,		Increase
	2006	2005	(Decrease)	% Change
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT
SG&A expenses	$171,715	$160,185	$11,530	7%
Abandoned strategic project expenses	(1,417)	—
Stock compensation expense	(927)	—
Adjusted SG&A expenses	$169,371	$160,185	$9,186	6%

Gross profit	$228,782	$209,459	$19,323	9%
Corporate generated F&I gain	(3,400)	—
Adjusted gross profit	$225,382	$209,459	$15,923	8%
Adjusted SG&A expenses as a percentage of adjusted gross profit	75.1%	76.5%

	Same Store for the Three Months Ended June 30,		Increase
	2006	2005	(Decrease)	% Change
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT
SG&A expenses	$170,881	$160,185	$10,696	7%
Abandoned strategic project expenses	(1,417)	—
Stock compensation expense	(927)	—
Adjusted SG&A expenses	$168,537	$160,185	$8,352	5%

Gross profit	$227,099	$209,459	$17,640	8%
Corporate generated F&I gain	(3,400)	—
Adjusted gross profit	$223,699	$209,459	$14,240	7%
Adjusted SG&A expenses as a percentage of adjusted gross profit	75.3%	76.5%

	As Reported for the Six Months Ended June 30,		Increase
	2006	2005	(Decrease)	% Change
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT
SG&A expenses	$337,364	$318,552	$18,812	6%
Reorganization expenses	—	(3,566)
Abandoned strategic project expenses	(1,658)	—
Stock compensation expense	(2,296)	—
Adjusted SG&A expenses	$333,410	$314,986	$18,424	6%

Gross profit	$440,112	$403,956	$36,156	9%
Corporate generated F&I gain	(3,400)	—
Adjusted gross profit	$436,712	$403,956	$32,756	8%
Adjusted SG&A expenses as a percentage of adjusted gross profit	76.3%	78.0%

	Same Store for the Six Months Ended June 30,		Increase
	2006	2005	(Decrease)	% Change
RECONCILIATION OF ADJUSTED SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT
SG&A expenses	$334,528	$318,552	$15,976	5%
Reorganization expenses	—	(3,566)
Abandoned strategic project expenses	(1,658)	—
Stock compensation expense	(2,296)	—
Adjusted SG&A expenses	$330,574	$314,986	$15,588	5%

Gross profit	$434,953	$403,956	$30,997	8%
Corporate generated F&I gain	(3,400)	—
Adjusted gross profit	$431,553	$403,956	$27,597	7%
Adjusted SG&A expenses as a percentage of adjusted gross profit	76.6%	78.0%

	As Reported for the Three Months Ended June 30,		Increase
	2006	2005	(Decrease)	% Change
RECONCILIATION OF ADJUSTED INCOME FROM CONTINUING OPERATIONS
Net income	$19,004	$15,986	$3,018	19%
Discontinued operations, net of tax	420	1,065
Income from continuing operations	19,424	17,051	2,373	14%

Corporate generated F&I gain, net of tax	(2,125)	—
Abandoned strategic project expenses, net of tax	886	—
Stock compensation expense, net of tax	579	—-
Adjusted income from continuing operations	$18,764	$17,051	$1,713	10%

Net income	$0.56	$0.49	$0.07	14%
Discontinued operations, net of tax	0.02	0.03
Income from continuing operations	0.58	0.52	0.06	12%

Corporate generated F&I gain, net of tax	(0.06)	—
Abandoned strategic project expenses, net of tax	0.02	—
Stock compensation expense, net of tax	0.02	—-
Adjusted income from continuing operations	$0.56	$0.52	$0.04	8%

Weighted average common shares outstanding (diluted):	33,709	32,725

	As Reported for the Six Months Ended June 30,		Increase
	2006	2005	(Decrease)	% Change
RECONCILIATION OF ADJUSTED INCOME FROM CONTINUING OPERATIONS
Net income	$31,557	$25,627	$5,930	23%
Discontinued operations, net of tax	1,436	1,225
Income from continuing operations	32,993	26,852	6,141	23%

Reorganization expense, net of tax	—	2,229
Corporate generated F&I gain, net of tax	(2,125)	—
Abandoned strategic project expenses, net of tax	1,036	—
Stock compensation expense, net of tax	1,435	—
Adjusted income from continuing operations	$33,339	$29,081	$4,258	15%

Net income	$0.94	$0.78	$0.16	21%
Discontinued operations, net of tax	0.04	0.04
Income from continuing operations	0.98	0.82	0.16	20%

Reorganization expense, net of tax	—	0.07
Corporate generated F&I gain, net of tax	(0.06)	—
Abandoned strategic project expenses, net of tax	0.03	—
Stock compensation expense, net of tax	0.04	—
Adjusted income from continuing operations	$0.99	$0.89	$0.10	11%

Weighted average common shares outstanding (diluted):	33,680	32,753